MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2018
Statement [Line Items]
MARKETABLE SECURITIES [Text Block]
3.	MARKETABLE SECURITIES

The Company was issued 1,182,331 common shares of Grande Portage Resources Ltd. (“ Grande Portage ”), as a result of the sale of the Company’s 35% interest in the Herbert Gold project on July 29, 2016. On November 9, 2017, an additional 760,464 shares were allotted after Grande Portage completed financings up to $1 million to maintain Quaterra’s interest at 9% pursuant to the terms of the sale agreement. As of December 31, 2018 and 2017, the Company held 1,942,795 common shares of Grande Portage with a fair value of $156,654 (2017 - $286,502).

During 2018, a $129,848 loss was recognized in the profit and loss, following the adoption of IFRS 9 (see Note 2 (l)).